Interpublic Group

Third Quarter 2010
Earnings Conference Call
October 29, 2010

Overview – Third Quarter 2010

- Revenue increased 9.4% from Q3-09
  - → Organic revenue growth was 9.4% as well
  - → U.S. +10.0% and International +8.6%
  - → Solid growth across advertising/marketing disciplines
- Operating income was $100 million, up 72% from Q3-09
  - → Operating margin expanded 230 bps
  - → Improved leverage on base salaries and occupancy
  - → Increased incentive compensation expense
- Diluted E.P.S. of $0.08 compared with $0.03
- Cash & S/T Marketable Securities of $1.9 billion, an increase of $167 million from a year ago

Reconciliation of organic change measures appear on page 17.

Operating Performance

	Three Months Ended September 30,	
	2010	2009
Revenue	$ 1,560.8	$ 1,426.7
Salaries and Related Expenses	1,007.1	943.5
Office and General Expenses	452.1	425.4
Restructuring and Other Reorganization-Related Charges (Reversals), net	1.4	(0.5)
Operating Income	100.2	58.3
Interest Expense	(34.7)	(37.8)
Interest Income	6.8	7.6
Other (Expense) Income, net	(3.1)	1.0
Income Before Income Taxes	69.2	29.1
Provision for Income Taxes	24.4	3.7
Equity in Net Income of Unconsolidated Affiliates	0.8	0.5
Net Income	45.6	25.9
Net Income Attributable to Noncontrolling Interests	(0.3)	(1.8)
Net Income Attributable to IPG	45.3	24.1
Dividends on Preferred Stock	(2.9)	(6.9)
Net Income Available to IPG Common Stockholders	$ 42.4	$ 17.2
Earnings per share available to IPG common stockholders:		
Basic	$ 0.09	$ 0.04
Diluted	$ 0.08	$ 0.03
Weighted-average number of common shares outstanding:		
Basic	474.7	470.5
Diluted	533.6	513.8

(Amounts in Millions, except per share amounts)

Revenue

	Three Months Ended		Nine Months Ended	
	$	% Change	$	% Change
September 30, 2009	$ 1,426.7		$ 4,226.4	
Total change	134.1	9.4%	293.5	6.9%
Foreign currency	(9.3)	(0.7%)	63.2	1.5%
Net acquisitions/(divestitures)	9.2	0.6%	8.8	0.2%
Organic	134.2	9.4%	221.5	5.2%
September 30, 2010	$ 1,560.8		$ 4,519.9	

Segments

	Three Months Ended September 30,				Nine Months Ended September 30,			
			Change				Change	
	2010	2009	Total	Organic	2010	2009	Total	Organic
IAN	$ 1,299.3	$1,191.9	9.0%	8.8%	$3,794.6	$3,555.0	6.7%	4.9%
CMG	$ 261.5	$ 234.8	11.4%	12.3%	$ 725.3	$ 671.4	8.0%	7.2%

Integrated Agency Networks ("IAN"): McCann Worldgroup, Draftfcb, Lowe, Mediabrands and our domestic integrated agencies
Constituency Management Group ("CMG"): Weber Shandwick, GolinHarris, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

See reconciliations of segment revenue change on pages 17 and 18.

($ in Millions)

Geographic Revenue Change

	Three Months Ended September 30, 2010		Nine Months Ended September 30, 2010	
	Total	Organic	Total	Organic
United States	9.9%	10.0%	8.9%	9.0%
International	8.7%	8.6%	4.3%	(0.0%)
United Kingdom	3.8%	3.9%	(5.0%)	(7.3%)
Continental Europe	(11.1%)	(1.0%)	(7.6%)	(5.7%)
Asia Pacific	9.7%	3.5%	9.9%	1.2%
Latin America	37.8%	28.8%	26.3%	15.2%
All Other Markets	32.8%	27.1%	17.9%	8.6%
Worldwide	**9.4%**	**9.4%**	**6.9%**	**5.2%**

"All Other Markets" includes Canada, Africa and the Middle East.

See reconciliations on pages 17 and 18.

Organic Revenue Growth

Trailing Twelve Months


8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
(6.0%)
(8.0%)
(10.0%)
(12.0%)
(0.7%)
1.4%
(1.0%)
0.3%
1.0%
0.3%
2.7%
3.4%
3.8%
4.6%
4.5%
5.0%
3.8%
1.4%
(4.0%)
(9.1%)
(10.8%)
(10.4%)
(4.9%)
1.1%

See reconciliation on page 19.

Expenses

Salaries & Related

	2010	2009	Change $	Change Total	Change Organic
Three Months Ended September 30,	$ 1,007.1	$ 943.5	$ 63.6	6.7%	7.4%
% of Revenue	*64.5%*	*66.1%*			
Three months severance	$ 16.0	$ 23.4	$ (7.4)	(31.6%)	
% of Revenue	*1.0%*	*1.0%*			
Nine Months Ended September 30,	$ 2,977.4	$ 2,908.4	$ 69.0	2.4%	1.0%
% of Revenue	*65.0%*	*68.8%*			
Nine months severance	$ 43.5	$ 94.9	$ (51.4)	(54.2%)	
% of Revenue	*1.0%*	*2.2%*			

Office & General

	2010	2009	Change $	Change Total	Change Organic
Three Months Ended September 30,	$ 452.1	$ 425.4	$ 26.7	6.3%	6.5%
% of Revenue	*20.0%*	*20.8%*			
Three months professional fees	$ 25.7	$ 26.9	$ (1.2)	(4.5%)	
% of Revenue	*1.6%*	*1.0%*			
Nine Months Ended September 30,	$ 1,322.2	$ 1,246.4	$ 76.8	6.2%	4.2%
% of Revenue	*20.3%*	*20.5%*			
Nine months professional fees	$ 80.7	$ 82.8	$ (2.1)	(2.5%)	
% of Revenue	*1.8%*	*2.0%*			

See reconciliations of organic measures on pages 17 and 18.

($ in Millions)

Adjusted Operating Margin


Trailing Twelve Months
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
(1.0%)
(0.2%)
0.1%
(0.4%)
1.6%
2.7%
3.2%
4.1%
4.5%
5.8%
6.6%
7.4%
8.1%
8.7%
8.5%
7.3%
6.7%
5.7%
6.1%
7.3%
7.8%
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10

Excludes the effect of restructuring and other reorganization-related charges (reversals) and long-lived asset impairment and other charges.

See reconciliation on page 20.

Debt Maturity Schedule

Total Debt including Convertible Notes = $1.9 billion



$800
$600
$400
$200
$0
$318 (1)
$36 (2)
$400 (3)
$200 (4)
$350
$600
2010
2011
2012
2013
2014
2017
Face Value as of September 30, 2010

(1) In April 2010, we repurchased $21.4 aggregate principal amount of our Floating Rate Senior Unsecured Notes due 2010 that were scheduled to mature in November 2010.

(2) On August 15, 2011 our 7.25% Senior Unsecured Notes due 2011 mature and therefore are classified in the current portion of long-term debt on our unaudited September 30, 2010 Consolidated Balance Sheet.

(3) Discrete option to put 4.25% Notes for cash in March 2012, and for cash, stock or a combination at Company's election, in March 2015 and March 2018. If the puts are not exercised, the notes mature March 2023. Beginning March 15, 2012 we may exercise our redemption option of the 4.25% Notes for cash.

(4) Discrete option to put 4.75% Notes for cash, stock or a combination at Company's election, in March 2013 and March 2018. If the puts are not exercised, the notes mature March 2023. Beginning March 15, 2013 we may exercise our redemption option of the 4.75% Notes for cash.

($ in Millions)

Balance Sheet – Current Portion

	September 30, 2010	December 31, 2009	September 30, 2009
CURRENT ASSETS:			
Cash and cash equivalents	$ 1,927.7	$ 2,495.2	$ 1,761.5
Marketable securities	11.3	10.9	10.6
Accounts receivable, net	3,805.4	3,756.5	3,067.7
Expenditures billable to clients	1,329.4	1,100.1	1,135.1
Other current assets	242.0	275.0	307.3
Total current assets	**$ 7,315.8**	**$ 7,637.7**	**$ 6,282.2**
CURRENT LIABILITIES:			
Accounts payable	$ 3,967.8	$ 4,003.9	$ 3,283.5
Accrued liabilities	2,549.9	2,593.1	2,230.8
Short-term borrowings	124.3	93.4	85.0
Current portion of long-term debt	231.0	215.2	3.2
Total current liabilities	**$ 6,873.0**	**$ 6,905.6**	**$ 5,602.5**

($ in Millions)

Cash Flow

	Three Months Ended September 30, 2010	2009
NET INCOME	$ 46	$ 26
OPERATING ACTIVITIES		
Depreciation & amortization	48	54
Deferred taxes	(12)	18
Other non-cash items	10	9
Change in working capital, net	(60)	46
Other non-current assets & liabilities	8	(28)
Net cash provided by Operating Activities	40	125
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(54)	(39)
Capital expenditures	(21)	(16)
Business & investment purchases/sales, net	(1)	5
Net cash used in Investing Activities*	(76)	(50)
FINANCING ACTIVITIES		
Repurchase of long-term debt	-	(72)
Increase (decrease) in short-term bank borrowings	22	(26)
Issuance costs and fees	-	(3)
Distributions to noncontrolling interests	(6)	(4)
Preferred stock dividends	(3)	(7)
Other	(25)	-
Net cash used in Financing Activities	(12)	(112)
Currency Effect	44	38
(Decrease) Increase in Cash & S/T Marketable Securities	$ (4)	$ 1

* Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 21.

($ in Millions)

Summary

- Strong growth due to the competitiveness of our agency brands
- With greater revenue growth, higher level of revenue-associated investments
- Seeing margin improvement from structural cost actions, new efficiencies, and ongoing expense discipline
- Strong financial resources are in place

Interpublic Group

Appendix

Operating Performance

	Nine Months Ended September 30, 2010	2009
Revenue	$ 4,519.9	$ 4,226.4
Salaries and Related Expenses	2,977.4	2,908.4
Office and General Expenses	1,322.2	1,245.4
Restructuring and Other Reorganization-Related Charges (Reversals), net	2.3	(0.7)
Operating Income	218.0	73.3
Interest Expense	(102.3)	(117.7)
Interest Income	19.4	28.0
Other Expense, net	(4.7)	(17.4)
Income (Loss) Before Income Taxes	130.4	(33.8)
Provision for (Benefit of) Income Taxes	72.4	(18.0)
Equity in Net Income (Loss) of Unconsolidated Affiliates	0.4	(0.5)
Net Income (Loss)	58.4	(16.3)
Net Loss Attributable to Noncontrolling Interests	4.8	1.2
Net Income (Loss) Attributable to IPG	63.2	(15.1)
Dividends on Preferred Stock	(12.7)	(20.7)
Benefit from Preferred Stock Repurchased	25.7	-
Net Income (Loss) Available to IPG Common Stockholders	$ 76.2	$ (35.8)
Earnings (loss) per share available to IPG common stockholders:		
Basic	$ 0.16	$ (0.08)
Diluted	$ 0.11	$ (0.08)
Weighted-average number of common shares outstanding:		
Basic	473.0	467.3
Diluted	526.4	467.3

(Amounts in Millions, except per share amounts)

Cash Flow

	Nine Months Ended September 30, 2010	Nine Months Ended September 30, 2009
NET INCOME (LOSS)	$ 58	$ (16)
OPERATING ACTIVITIES		
Depreciation & amortization	147	177
Deferred taxes	(8)	(9)
Other non-cash items	35	49
Change in working capital, net	(376)	(327)
Other non-current assets & liabilities	(18)	(72)
Net cash used in Operating Activities	(162)	(198)
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(63)	(71)
Capital expenditures	(50)	(44)
Business & investment purchases/sales, net	29	5
Net cash used in Investing Activities*	(84)	(110)
FINANCING ACTIVITIES		
Repurchase of preferred stock	(266)	-
Debt issuance	-	588
Repurchase of long-term debt	(21)	(771)
Issuance costs and fees	(10)	(19)
Increase (decrease) in short-term bank borrowings	26	(12)
Distributions to noncontrolling interests	(18)	(21)
Preferred stock dividends	(17)	(21)
Other	(22)	(7)
Net cash used in Financing Activities	(328)	(263)
Currency Effect	6	68
Decrease in Cash & S/T Marketable Securities	$ (568)	$ (503)

* Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 21.

($ in Millions)

Depreciation and Amortization

	2010				
	Q1	Q2	Q3	Q4	YTD 2010
Depreciation and amortization of fixed assets and intangible assets	$ 37.4	$ 36.8	$ 37.3		$ 111.5
Amortization of restricted stock and other non-cash compensation	13.7	12.8	12.0		38.5
Net amortization of bond discounts (premiums) and deferred financing costs	(1.0)	(0.8)	(1.2)		(3.0)

	2009				
	Q1	Q2	Q3	Q4	YTD 2009
Depreciation and amortization of fixed assets and intangible assets	$ 41.8	$ 42.7	$ 42.0	$ 43.4	$ 169.9
Amortization of restricted stock and other non-cash compensation	9.3	15.5	12.9	11.8	49.5
Net amortization of bond discounts (premiums) and deferred financing costs	7.6	6.2	(0.8)	(0.9)	12.1

($ in Millions)

Reconciliation of Organic Measures

	Three months ended September 30, 2009	Components of change during the period			Three months ended September 30, 2010	Change	
		Foreign currency	Net acquisitions/ (divestitures)	Organic		Organic	Total
Segment Revenue							
IAN	$ 1,191.9	$ (7.1)	$ 9.1	$ 105.4	$ 1,299.3	8.8%	9.0%
CMG	234.8	(2.2)	0.1	28.8	261.5	12.3%	11.4%
Total	$ 1,426.7	$ (9.3)	$ 9.2	$ 134.2	$ 1,560.8	9.4%	9.4%
Geographic Revenue							
Domestic	$ 834.1	$ -	$ (0.8)	$ 83.4	$ 916.7	10.0%	9.9%
International	592.6	(9.3)	10.0	50.8	644.1	8.6%	8.7%
United Kingdom	104.2	(6.8)	6.7	4.1	108.2	3.9%	3.8%
Continental Europe	190.9	(18.0)	(1.2)	(1.9)	169.8	(1.0%)	(11.1%)
Asia Pacific	140.9	8.7	-	4.9	154.5	3.5%	9.7%
Latin America	73.3	3.1	3.5	21.1	101.0	28.8%	37.8%
All Other Markets	83.3	3.7	1.0	22.6	110.6	27.1%	32.8%
Worldwide	$ 1,426.7	$ (9.3)	$ 9.2	$ 134.2	$ 1,560.8	9.4%	9.4%
Expenses							
Salaries & Related	$ 943.5	$ (9.8)	$ 3.2	$ 70.2	$ 1,007.1	7.4%	6.7%
Office & General	425.4	(3.1)	2.0	27.8	452.1	6.5%	6.3%

($ in Millions)

Reconciliation of Organic Measures

	Nine months ended September 30, 2009	Components of change during the period: Foreign currency	Components of change during the period: Net acquisitions/(divestitures)	Components of change during the period: Organic	Nine months ended September 30, 2010	Change: Organic	Change: Total
Segment Revenue							
IAN	$ 3,555.0	$ 57.8	$ 8.7	$ 173.1	$ 3,794.6	4.9%	6.7%
CMG	671.4	5.4	0.1	48.4	725.3	7.2%	8.0%
Total	$ 4,226.4	$ 63.2	$ 8.8	$ 221.5	$ 4,519.9	5.2%	6.9%
Geographic Revenue							
Domestic	$ 2,462.6	$ -	$ (3.8)	$ 222.0	$ 2,680.8	9.0%	8.9%
International	1,763.8	63.2	12.6	(0.5)	1,839.1	(0.0%)	4.3%
United Kingdom	317.0	0.5	6.7	(23.1)	301.1	(7.3%)	(5.0%)
Continental Europe	605.0	(8.7)	(2.8)	(34.3)	559.2	(5.7%)	(7.6%)
Asia Pacific	389.4	30.9	3.2	4.5	428.0	1.2%	9.9%
Latin America	206.3	18.5	4.5	31.3	260.6	15.2%	26.3%
All Other Markets	246.1	22.0	1.0	21.1	290.2	8.6%	17.9%
Worldwide	$ 4,226.4	$ 63.2	$ 8.8	$ 221.5	$ 4,519.9	5.2%	6.9%
Expenses							
Salaries & Related	$ 2,908.4	$ 37.7	$ 2.1	$ 29.2	$ 2,977.4	1.0%	2.4%
Office & General	1,245.4	21.1	3.4	52.3	1,322.2	4.2%	6.2%

($ in Millions)

IPG

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Components of change during the period: Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (45.7)	$ 6,274.3
3/31/06	6,325.8	(10.9)	(132.6)	90.8	6,273.1
6/30/06	6,423.7	(8.8)	(157.5)	(62.1)	6,195.3
9/30/06	6,344.3	(13.9)	(140.4)	19.4	6,209.4
12/31/06	6,274.3	20.6	(165.4)	61.3	6,190.8
3/31/07	6,273.1	78.4	(147.2)	18.6	6,222.9
6/30/07	6,195.3	102.4	(124.7)	169.7	6,342.7
9/30/07	6,209.4	137.3	(110.9)	213.0	6,448.8
12/31/07	6,190.8	197.5	(70.7)	236.6	6,554.2
3/31/08	6,223.0	217.8	(45.9)	285.5	6,680.3
6/30/08	6,342.7	244.9	(12.6)	288.4	6,863.4
9/30/08	6,448.8	237.5	32.8	324.4	7,043.5
12/31/08	6,554.2	71.5	87.6	249.4	6,962.7
3/31/09	6,680.3	(88.3)	114.7	96.1	6,802.8
6/30/09	6,863.4	(286.3)	139.2	(274.8)	6,441.5
9/30/09	7,043.5	(390.1)	115.2	(640.3)	6,128.3
12/31/09	6,962.7	(251.6)	69.1	(752.6)	6,027.6
3/31/10	6,802.8	(88.2)	36.0	(707.0)	6,043.6
6/30/10	6,441.5	59.1	2.0	(315.6)	6,187.0
9/30/10	6,128.3	117.7	9.6	65.6	6,321.2

($ in Millions)

Reconciliation of Adjusted Operating Margin

Last Twelve Months Ending	Operating Income (Loss)	Restructuring and Other Reorganization-Related Charges (Reversals)	Long-Lived Asset Impairment and Other Charges	Adjusted Operating Income (Loss)
12/31/05	$ (104.2)	$ (7.3)	$ 98.6	$ (12.9)
3/31/06	(94.7)	-	98.6	3.9
6/30/06	(133.3)	8.2	98.6	(26.5)
9/30/06	(4.2)	14.3	92.1	102.2
12/31/06	106.0	34.5	27.2	167.7
3/31/07	141.4	33.5	27.2	202.1
6/30/07	210.1	22.0	27.2	259.3
9/30/07	240.3	21.0	27.2	288.5
12/31/07	344.3	25.9	-	370.2
3/31/08	410.7	29.7	-	440.4
6/30/08	465.7	39.0	-	504.7
9/30/08	530.9	37.6	-	568.5
12/31/08	589.7	17.1	-	606.8
3/31/09	565.6	13.7	-	579.3
6/30/09	461.9	9.6	-	471.5
9/30/09	403.9	5.2	-	409.1
12/31/09	341.3	4.6	-	345.9
3/31/10	363.8	5.1	-	368.9
6/30/10	444.1	5.7	-	449.8
9/30/10	486.0	7.6	-	493.6

($ in Millions)

Reconciliation of Investing Cash Flow

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2010	2009	2010	2009
INVESTING ACTIVITIES				
Cash used in Investing Activities per presentation	$ (76)	$ (60)	$ (84)	$ (110)
Purchase, sale and maturities of short-term marketable securities, net	2	-	-	157
Cash (used in) provided by Investing Activities	$ (74)	$ (60)	$ (84)	$ 47

($ in Millions)

Interpublic Group

Metrics Update

Metrics Update

Category	Metric
REVENUE	by Discipline
SALARIES & RELATED (% of revenue)	Trailing Twelve Months Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help
OFFICE & GENERAL (% of revenue)	Trailing Twelve Months Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G
FINANCIAL	Available Liquidity $650 Million 3-Year Credit Facility Covenants

Revenue by Discipline



Marketing
Services
43%
57%
Advertising &
Media

$4,519.9
September 30, 2010
YTD

($ in Millions)

Salaries & Related Expenses



% of Revenue, Trailing Twelve Months
70.0%
65.0%
60.0%
63.8%
65.7%
65.1%
TTM 9/30/10
TTM 12/31/09
TTM 9/30/09

Salaries & Related Expenses (% of Revenue)

Three and Nine Months Ended September 30



Base, Benefits & Tax
65.0%
60.0%
55.0%
50.0%
45.0%
53.1%
56.3%
54.8%
58.6%
Three Months
Nine Months
Incentive Expense
6.0%
4.0%
2.0%
0.0%
4.2%
2.7%
3.9%
2.9%
Three Months
Nine Months
Severance Expense
4.0%
3.0%
2.0%
1.0%
0.0%
1.0%
1.6%
1.0%
2.2%
Three Months
Nine Months
Temporary Help
5.0%
4.0%
3.0%
2.0%
1.0%
3.8%
2.9%
3.6%
2.7%
Three Months
Nine Months
2010
2009

"All Other Salaries & Related," not shown, was 2.4% and 2.6% for the three months ended September 30, 2010 and 2009, and 2.6% and 2.4% for the nine months ended September 30, 2010 and 2009, respectively.

Office & General Expenses


% of Revenue, Trailing Twelve Months
35.0%
30.0%
25.0%
20.0%
28.4%
28.5%
28.2%
TTM 9/30/10
TTM 12/31/09
TTM 9/30/09

Office & General Expenses (% of Revenue)

Three and Nine Months Ended September 30



Professional Fees
4.0%
3.0%
2.0%
1.0%
0.0%
1.6%
1.9%
1.8%
2.0%
Three Months
Nine Months
Occupancy Expense (ex-D&A)
12.0%
8.0%
4.0%
0.0%
8.0%
9.0%
8.2%
9.0%
Three Months
Nine Months
T&E, Office Supplies & Telecom
6.0%
4.0%
2.0%
0.0%
3.7%
3.5%
3.8%
3.6%
Three Months
Nine Months
All Other O&G
18.0%
14.0%
10.0%
6.0%
15.7%
15.4%
15.5%
14.9%
Three Months
Nine Months
2010
2009

"All Other O&G" includes production expenses, depreciation and amortization, bad debt expense, foreign currency gains (losses) and other expenses.

Available Liquidity

Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facilities



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$634
$1,939
(1)
$634
$1,942
(2)
$316
$1,942
$241
$2,506
$241
$1,772
9/30/2010
6/30/2010
3/31/2010
12/31/2009
9/30/2009
Cash, Cash Equivalents and Short-Term Marketable Securities
Available Committed Credit Facilities

(1) In April 2010, we increased our committed credit facility to $650 from $335, which is reflected above net of outstanding letters of credit.

(2) In January 2010, we moved the equivalent of $67 of letters of credit outstanding under the committed credit facility to a new letter of credit facility, providing additional liquidity.

($ in Millions)

$650 Million 3-Year Credit Facility Covenants*

Covenants	Last Twelve Months Ending September 30, 2010
I. Interest Coverage Ratio (not less than):	3.75x
Actual Interest Coverage Ratio:	5.47x
II. Leverage Ratio (not greater than):	3.75x
Actual Leverage Ratio:	2.81x
III. EBITDA (not less than):	$550.0
Actual EBITDA:	$692.9

EBITDA Reconciliation	Last Twelve Months Ending September 30, 2010
Operating Income:	$485.9
+ Depreciation and amortization	205.3
+ Non-cash charges and other	1.7
EBITDA:	$692.9

Interest Expense Reconciliation	Last Twelve Months Ending September 30, 2010
Interest Expense:	$140.1
- Interest Income	26.4
- Other	6.7
+ Preferred Stock Dividends	19.6
Net Interest Expense as defined:	$126.6

*Facility is not drawn on as of September 30, 2010.

($ in Millions)

IPG

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.

IPG